EXHIBIT 10.1


                                 LOAN AGREEMENT


                                    BETWEEN


                            MEDALLION CAPITAL, INC.

                                      AND

                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

                               SEPTEMBER 10, 1998

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                                TABLE OF CONTENTS

ARTICLE ONE

THE INVESTMENT................................................................1
     1.1     Loan.............................................................1
     1.2     Security.........................................................1
     1.3     Intercreditor Agreement..........................................1
     1.4     Warrant..........................................................1
     1.5     Securities.......................................................2
     1.6     The "Investment".................................................2
     1.7     Closing..........................................................2
     1.8     Fees.............................................................2

ARTICLE TWO

REPRESENTATIONS AND WARRANTIES................................................2
     2.1     Good Standing....................................................3
     2.2     Capital Stock....................................................3
     2.3     Subsidiaries.....................................................3
     2.4     Financial Statements.............................................3
     2.5     Use of Proceeds..................................................3
     2.6     Absence of Material Changes......................................3
     2.7     Shareholders, Officers and Directors.............................4
     2.8     Property Ownership; Leases.......................................4
     2.9     Ownership of Intellectual Property Rights........................4
     2.10    Litigation.......................................................4
     2.11    Taxes............................................................4
     2.12    Absence of Prohibition or Liens..................................4


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     2.13    Authorization....................................................5
     2.14    Absence of Public Sales..........................................5
     2.15    Finder's or Broker's Fees........................................5
     2.16    Small Business Concern...........................................5
     2.17    Criminal Offenses................................................5

ARTICLE THREE

AFFIRMATIVE COVENANTS OF THE COMPANY..........................................6
     3.1     Prompt Payment of Taxes and Claims...............................6
     3.2     Insurance........................................................6
     3.3     Repairs..........................................................6
     3.4     Board of Directors...............................................6
     3.5     Delivery of Financial and Other Documents........................6
     3.6     Form of Financial Documents......................................7
     3.7     Budget...........................................................8
     3.8     Information on Request; Disclosure...............................8
     3.9     Corporate Existence..............................................8
     3.10    Litigation.......................................................8
     3.11    Inspections......................................................8
     3.12    Corporate Funds..................................................9
     3.13    Civil Rights.....................................................9

ARTICLE FOUR

NEGATIVE COVENANTS OF THE COMPANY.............................................9
     4.1     Change of Operations.............................................9
     4.2     Dividends........................................................9


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     4.3     Expense Reimbursement............................................9
     4.4     Transactions with Insiders.......................................9
     4.5     Application of Funds.............................................10
     4.6     Merger and Subsidiaries..........................................10
     4.7     Guaranties.......................................................10
     4.8     Indebtedness.....................................................10
     4.9     Encumbrances; Conditional Sales..................................10
     4.10    Acquisition of Fixed Assets......................................10
     4.11    Business Relocation..............................................10
     4.12    Change in Control................................................11
     4.13    Amend Articles...................................................11

ARTICLE FIVE

SURVIVAL OF REPRESENTATIONS AND WARRANTIES....................................11

ARTICLE SIX

INVESTMENT REPRESENTATION: REGISTRATION AND

TRANSFER OF SECURITIES........................................................11
     6.1     Investment Representation........................................11
     6.2     Legend...........................................................11
     6.3     Transfers........................................................12
     6.4     Simultaneous Registration........................................12
     6.5     Subsequent One-Time Registration.................................12
     6.6     Alternative Subsequent Registration..............................13
     6.7     Registration Procedure...........................................13
     6.8     Costs of Registration............................................14
     6.9     Indemnification of Lender........................................14


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     6.10    Indemnification of the Company...................................15
     6.11    Termination of Transfer Restrictions.............................15
     6.12    Additional Registration Covenants................................15

ARTICLE SEVEN

PRIVATE, RULE 144 SALES.......................................................16

ARTICLE EIGHT

DEFAULT.......................................................................17
     8.1     Failure to Pay Interest or Principal.............................17
     8.2     Untrue Representation or Warranty................................17
     8.3     Contractual Default..............................................17
     8.4     Other Obligations................................................18

ARTICLE NINE

REMEDIES......................................................................18
     9.1     Legal and Equitable Remedies.....................................18
     9.2     Acceleration.....................................................18

ARTICLE TEN

ADDITIONAL ACTIONS TAKEN BY THE COMPANY.......................................18
     10.1    Opinion of Counsel for the Company...............................18
     10.2    Certified Articles and Certificate of Good Standing..............19
     10.3    Certified By-Laws................................................19
     10.4    Governmental Authorizations......................................19
     10.5    Contracts........................................................19


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     10.6    SBA Forms........................................................19
     10.7    Security Agreements..............................................19
     10.8    Insurance Certificate............................................19

ARTICLE ELEVEN

GENERAL PROVISIONS............................................................20
     11.1    Exhibits.........................................................20
     11.2    Applicable Law...................................................20
     11.3    Assignment.......................................................20
     11.4    Headings.........................................................21


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                                 LOAN AGREEMENT


This Agreement is entered into September 10, 1998, between MEDALLION CAPITAL, INC., a Minnesota corporation, 7831 Glenroy Road, Suite 480, Minneapolis, Minnesota 55439-3132, a Licensee under the Small Business Investment Act of 1958 ("Lender"),

AND

APPLIANCE RECYCLING CENTERS OF AMERICA, INC., a Minnesota corporation, 7400 Excelsior Boulevard, Minneapolis, Minnesota, 55426 (the "Company").

THE PARTIES AGREE AS FOLLOWS:


                                   ARTICLE ONE

                                 THE INVESTMENT

1.1     LOAN.
The Company shall borrow from Lender a total of $3,500,000 (the "Loan") under the terms described in this Agreement and the Note issued by the Company in the form attached as Exhibit 1.1.

1.2     SECURITY.
The Company's obligations under the Note, this Agreement, the Warrant and the Mortgages and Deed of Trust are secured pursuant to the Security Agreement attached as Exhibit 1.2. and the Mortgages and Deed of Trust attached as Exhibit 10.7

1.3     INTERCREDITOR AGREEMENT.
The Loan is also subject to the Intercreditor Agreement attached as Exhibit 1.3.

1.4     WARRANT.
Lender shall receive a Warrant (the "Warrant") to purchase 700,000 shares of the Company's common stock. The Warrant shall be exercisable beginning any time after the Loan closing at an exercise price of $2.50 per share and shall terminate, if not exercised, upon the latter of the end of the seventh year or two years after the Loan is paid in full, all as more fully set forth in the Warrant attached as Exhibit 1.4.


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1.5     SECURITIES.
Unless specifically stated otherwise, any reference in this Agreement to "Security" or "Securities" shall include any and all of the Note, the Warrant and any security for which the foregoing are convertible, exchangeable or otherwise exercisable.

1.6     THE "INVESTMENT."
Any reference in this Agreement to the "Investment" shall refer to the purchase by Lender of Securities on the terms and conditions stated in this Agreement and to the Company's agreement to all of the terms and conditions. The Company acknowledges and agrees that if the Company is not as represented and warranted or will not comply with all of the Company's agreements that the Lender would not have made the Investment.

1.7     CLOSING.
This Agreement has been executed by the parties on September 10, 1998 (the "Closing" or "Closing Date").

1.8     FEES.
The Company shall pay an origination fee in the amount of $70,000 and shall pay the drafting and legal expenses of Lender not to exceed $5,000. The fees shall be paid at closing or when billed by Lender.


                                   ARTICLE TWO

                         REPRESENTATIONS AND WARRANTIES

To induce the Lender to make the Investment in the Company, the Company makes the representations and warranties set forth below. The Company acknowledges that these representations and warranties are a critical part of the Company Profile and are intended to form one of the primary bases of Lender's decision to make the Investment. Therefore, the Company has used great diligence to insure that all of the representations and warranties (and the information supplied pursuant thereto) are complete, accurate and not misleading in light of the circumstances surrounding the Investment and can be relied on by Lender in making the Investment. The parties agree that any representation or warranty which proves to be untrue, incomplete, or misleading in light of the circumstances, shall constitute a Default (as defined in Article Eight). The Company further acknowledges and agrees that if the Company is not as represented and warranted, the Lender would not make the Investment.


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The Company represents and warrants that:

2.1     GOOD STANDING.
The Company is a corporation duly organized, validly existing and in good standing under the laws of Minnesota, is authorized to engage in the business now carried on by it, and is qualified as a foreign corporation to do business in each state where the nature of the business done by it requires qualification, such states being those listed on 2.1 of the Disclosure Schedule attached as Exhibit 2.1.

2.2     CAPITAL STOCK.
The Company's authorized and outstanding capital and all outstanding options, warrants or other securities exercisable or exchangeable for capital stock are as described in 2.2 of the Disclosure Schedule.

2.3     SUBSIDIARIES.
The Company has the subsidiaries listed in 2.3 of the Disclosure Schedule. As used in this Agreement, "subsidiary" means any corporation, partnership, joint venture, limited liability company or other business entity in which the Company owns, directly or indirectly, shares of any class of equity or debt security.

2.4     FINANCIAL STATEMENTS.
The balance sheet and related statements of earnings and retained earnings for the periods ending December 31, 1997 and July 4, 1998, (the "Financial Statements") attached as Exhibit 2.4 present fairly the financial position of the Company as of their respective dates and the results of its operations for the periods indicated.

Except as otherwise disclosed in Exhibit 2.4, specifically included in the Financial Statements are amounts due to or from any officer, director, shareholder, or employee of the Company or any relative of the foregoing or any guarantees, pledges or other financial obligations of the Company to or from any officer, director, shareholder, or employee of the Company or any relative of the foregoing.

2.5     USE OF PROCEEDS.
The proceeds from the Securities shall be used only as described in the Sources and Uses Schedule attached as Exhibit 2.5.

2.6     ABSENCE OF MATERIAL CHANGES.
Since the date of the Financial Statements, except as described in 2.6 of the Disclosure Schedule, there have been no material adverse changes in the condition, financial or otherwise, of the Company or its business or properties, nor does the Company know of any which may occur; and since the date of the Financial Statements , except as described in 2.6 of the Disclosure Schedule, the Company has not issued, sold or acquired any of the outstanding shares of any class of its capital stock, nor are there any contingent obligations, liability for taxes or commitments not disclosed or subject to


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reserve in the Financial Statements of the Company other than transactions described in this Agreement.

2.7     SHAREHOLDERS, OFFICERS AND DIRECTORS.
Information furnished by the Company relative to the officers and directors of the Company (including the number of shares of any class of stock held by each), set forth in 2.7 of the Disclosure Schedule, is true and correct.

2.8     PROPERTY OWNERSHIP; LEASES.
The Company has good title, free and clear of all liens and encumbrances (other than liens for taxes not delinquent), except as indicated in the Financial Statements or Disclosure Schedule, to all real estate and assets reflected on the Financial Statements other than as disposed of in the ordinary course of business since the date of the Financial Statements. All property or assets not owned by the Company and used in the operation of its business, if any, are subject to valid leases held by the Company covering their use or occupancy which leases are not in default. The Disclosure Schedule contains a list of all real estate owned or leased by the Company and all liens or encumbrances on the real estate or assets.

2.9     OWNERSHIP OF INTELLECTUAL PROPERTY RIGHTS.
The Company possesses all patents, licenses, trademarks, trademark rights, trade names, trade name rights, trade secrets, copyrights and the like ("Intellectual Property") necessary or appropriate to conduct its business as now conducted without conflict with those of any other person. All of the foregoing are listed in 2.9 of the Disclosure Schedule. Attached to the Disclosure Schedule is a listing of all licenses and/or royalty agreements and/or patent abstracts relating to any of the Intellectual Property held by the Company.

2.10     LITIGATION.
All of the litigation or proceedings pending, or to the knowledge of the Company or its principal officers, threatened against it or any of its properties in any court or by or before any governmental agency or arbitrator are listed in 2.10 of the Disclosure Schedule.

2.11     TAXES.
All Federal, State and other tax returns and reports of the Company required by law to be filed have been filed and all Federal, State and other taxes, assessments, fees and other governmental charges (other than those presently payable without penalty) imposed upon the Company or the properties, assets or payroll of the Company which are due and payable have been paid. All federal income tax returns for the prior two tax years are attached as Exhibit 2.11.

2.12     ABSENCE OF PROHIBITION OR LIENS.
There is no provision in the Company's current Articles of Incorporation or Bylaws, or, except as described in 2.12 of the Disclosure Schedule, in any indenture or agreement to which the Company is a party, nor any law, rule, regulations, contract, statute of any


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governmental authority, which limits or prohibits, or which may in the future limit or prohibit, the execution, delivery or fulfillment by the Company of this Agreement or its Exhibits or of any of the acts or agreements contemplated by this Agreement or by the Securities or which results or which may in the future result in the creation of a lien or encumbrance on any asset of the Company or on the Securities.

2.13     AUTHORIZATION.
The execution and delivery of this Agreement and of the Securities have been duly authorized by the Board of Directors of the Company and the officers of the Company are authorized to enter into this Agreement and take all steps necessary to carry out its terms. Certified copies of the authorizing resolutions are attached as Exhibit 2.13.

2.14     ABSENCE OF PUBLIC SALES.
Neither the Company nor any agent acting on its behalf has offered the Securities or any other security of the Company for sale, nor has it solicited offers to buy the Securities from any person or persons so as to bring the issuance or sale of the Securities within the provisions of Section 5 of the Securities Act of 1933, as amended, or the registration or qualification requirements of any state securities laws.

2.15     FINDER'S OR BROKER'S FEES.
All finder's fees, brokerage fees, or other expenses and fees due to any person as a result of the transactions in or contemplated by this agreement shall be paid solely by the Company.

2.16     SMALL BUSINESS CONCERN.
The Company is a "Small Business Concern" as that term is defined by the Small Business Administration. No officer or director or stockholder of the Company is, or has been within 6 months prior to the Closing Date, an officer, director, agent or employee of Lender or an "Associate", as that term is defined in Part 107 of Title 13 of the Code of Federal Regulations, of Lender. No portion of the proceeds derived from the sale of the Securities will be used for any purpose in contravention of any of the provisions of Part 107 of Title 13 of the Code of Federal Regulations. The Company has never been debarred from contracts with any governmental unit and no debarment proceedings are currently underway or threatened by any governmental unit.

2.17     CRIMINAL OFFENSES.
None of the officers or directors of the Company has been convicted of a felony within the past 10 years.


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                                  ARTICLE THREE

                      AFFIRMATIVE COVENANTS OF THE COMPANY

The Company acknowledges that the Lender would not have purchased the Securities except for the Company's promise to take certain actions, which promises were made to induce Lender to make the Investment. To the extent the Company fails to fully perform each and every one of the actions described below, the Company acknowledges that it increases Lender's risk beyond that contemplated or agreed to by the parties and constitutes a Default. In the event the Company is in Default on any of the Affirmative Covenants, it agrees to immediately notify Lender. Failure to so notify Lender shall be considered a Default in its own right.

3.1     PROMPT PAYMENT OF TAXES AND CLAIMS.
The Company shall pay when due all taxes, lawful claims for labor, materials, supplies, rents, lease payments and other debts and liabilities which if unpaid would by law be a lien or charge upon the property of the Company.

3.2     INSURANCE.
The Company shall maintain insurance policies in such types and amounts as are appropriate for its business. The policies in force on the Closing Date are listed in 3.2 of the Disclosure Schedule. In the event a policy lapses, is modified or replaced, the Company shall immediately notify Lender and send copies of the new policies.

3.3     REPAIRS.
The Company shall maintain in good repair and working order all assets used in its business.

3.4     BOARD OF DIRECTORS.
The Company's Board of Directors shall meet at least quarterly and consist of at least 3 people. The Company shall furnish Lender at least 15 days prior to any Board meeting written notice and an agenda of the meeting and shall provide Lender promptly a copy of the minutes of all meetings of the Board and all other actions and other reports of or given to the Board or any committee thereof. A representative of Lender shall have the right to attend all Board meetings and have the full rights of a Board member at the meeting except the right to vote on Board resolutions. The Company shall reimburse Lender (its employees or representatives) its actual out-of-pocket expenses for meetings with the Company.

3.5     DELIVERY OF FINANCIAL AND OTHER DOCUMENTS.
The Company shall deliver to Lender:

         3.5.1 As soon as available and in any event within 120 days after the close of each fiscal year (a) a balance sheet of the Company as of the close of the fiscal year and consolidated statements of income and retained earnings and changes in financial position for the year then ended,


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         accompanied by an unqualified opinion of the Company's independent certified public accountants, acceptable to the Lender, and (b) a letter from such accountants stating whether the Company is in compliance with the provisions of Sections 4.2, 4.3, 4.4, 4.5, 4.10 and 4.11.

         3.5.2 Within 10 days after the Company's issuance or receipt, copies of all reports submitted to the Company by its certified public accountants that contain an opinion rendered in connection with an examination of any financial statements of the Company; the preliminary prospectus and the effective prospectus contained in any registration statements filed with the Securities and Exchange Commission; any annual or periodic reports filed with the Commission; any listing application filed with any stock exchange; and each annual report and all other reports, including proxy solicitations, which the Company shall send to its shareholders.

         3.5.3. Within 30 days after each monthly accounting period separate balance sheets of the Company and each of its subsidiaries as of the close of each month and statements of income and retained earnings for the portion of the fiscal year-to-date then ended, prepared in conformity with paragraph 3.6 and Lender's informational requirements. Upon request by Lender, a monthly aging report of the Company's accounts receivable and accounts payable, a copy of the reconciliation of the Financial Statements to the cash accounts, any off balance sheet liabilities assumed by the Company, any capital expenditures in excess of $10,000.

3.6     FORM OF FINANCIAL DOCUMENTS.
For purposes of this Agreement:

         3.6.1 Except as provided in subsection 3.6.2, all financial statements of the Company provided under this Agreement shall be prepared in conformity with generally accepted accounting principles applied on a consistent basis.

         3.6.2 If any accounting principle, method of valuation or governmental regulations followed in the preparation of financial statements is required to be modified by the Financial Accounting Standards Board, the Company shall so notify Lender, and the financial statements may be modified to such extent.

         3.6.3 All fiscal year-end financial statements delivered to Lender shall be accompanied by a letter from the certified public accountant who prepared them stating that such statements have been prepared in compliance with the provisions of Section 3.6. All other financial statements and reports delivered to Lender pursuant to this Agreement shall be accompanied by a certificate signed by the Company's President, Treasurer or Chief Financial Officer, certifying that they have been prepared in compliance with the provisions of Section 3.6, that they fairly and accurately state the current financial condition of the Company, that the financial statements have been reconciled with the


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         cash accounts, and that all payroll withholding taxes were paid when due, and that no event of Default existed during the accounting period covered by the financial statements. (A copy of the form of the certification is attached as Exhibit 3.6.3.) In the event the President, Treasurer or Chief Financial Officer cannot certify the above, a detailed disclosure of those items which cannot be certified together with a detailed explanation for each item shall be given to Lender, together with the financial statements. Disclosure of non-certified matters shall not cure any Default.

3.7    BUDGET.
At least 90 days prior to the Company's fiscal year end it shall begin developing a budget for the following fiscal year. At least 30 days prior to the close of each fiscal year, the Company's Board of Directors shall review the budget and the Board shall adopt an operating and capital expenditures budget for the next succeeding fiscal year. A copy of the budget with underlying assumptions shall be delivered to Lender not later than 10 days after approval by the Board.

3.8     INFORMATION ON REQUEST; DISCLOSURE.
The Company shall furnish promptly, at Lender's request, such information as may be reasonably necessary to determine whether the Company is in compliance with the terms of this Agreement or as may be needed by such Lender to prepare any required reports to shareholders or appropriate federal and state regulatory authorities. Lender shall keep the information confidential except that the Company consents to reasonable disclosure by Lender of the Company's information, including financial information, to the shareholders of Lender and appropriate federal and state regulatory authorities.

3.9     CORPORATE EXISTENCE.
The Company shall maintain its corporate existence and conduct its business in an orderly and regular manner.

3.10    LITIGATION.
The Company shall immediately notify Lender of all actual or threatened litigation and of all actual of threatened proceedings before any governmental or regulatory body to which it is a party and which may affect its business.

3.11    INSPECTIONS.
The Company shall permit, at such times as will not unreasonably interfere with the conduct of its business, Lender's representatives to visit and inspect any property of the Company and shall make available to the representatives for inspection or copying any of the Company's books and records. Each officer of the Company and the Company's independent accountants will discuss with any Lender's representatives any of the Company's affairs, finances and accounts at such times and as often as Lender may reasonably request.


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3.12    CORPORATE FUNDS.
Cash funds of the Company in excess of needs reasonably necessary for its day-to-day operations shall be used to purchase U.S. Treasury Bills or U.S. guaranteed securities or be deposited in bank or savings and loan association accounts or certificates of deposit.

3.13    CIVIL RIGHTS.
The Company shall comply with the provisions of the Civil Rights Acts of 1964 and file with or make available to Lender such information as may be necessary to enable Lender to meet its reporting requirements to the Small Business Administration.


                                  ARTICLE FOUR

                        NEGATIVE COVENANTS OF THE COMPANY

The Company understands and agrees that there are certain business practices which increase the risk to Lender's investment. Therefore, to induce the Lender to make the investment, the Company agrees not to take certain actions. In the event the Company does take any of the actions forbidden below, the Company agrees that this materially changes the nature of Lender's investment and increases Lender's risk beyond that contemplated or agreed to by the parties and constitutes a substantial and major Default. In the event the Company violates any of the Negative Covenants, it agrees to notify Lender immediately. Failure to so notify Lender shall be considered a major Default in and of itself.

Therefore, so long as Lender holds any of the Securities, the Company shall not:

4.1     CHANGE OF OPERATIONS.
Substantially change the present nature of its business operations.

4.2     DIVIDENDS.
Directly or indirectly purchase, acquire, redeem or retire any shares of its capital stock outstanding nor pay any dividends except dividends paid by a subsidiary to the Company.

4.3     EXPENSE REIMBURSEMENT.
Cause or permit out-of-pocket expenses reimbursed to fail to meet the Internal Revenue Service test as a business expense deduction and will be reimbursed only upon submission of an expense report meeting the business expense documentation requirements of the Internal Revenue Service.

4.4     TRANSACTIONS WITH INSIDERS.
Purchase or sell any asset or service to or from a Company director or officer, or any person who owns or controls, directly or indirectly, 5% or more of the voting capital


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stock of the Company, or any relative of any of the foregoing, or any organization in which any one or more of the foregoing, together, hold, directly or indirectly, an ownership interest of 5% or more ("Affiliate"), or rent or lease property to or from an Affiliate, except with the prior written approval of Lender or except as set forth in 4.4 of the Disclosure Schedule.

4.5     APPLICATION OF FUNDS.
Invest in or otherwise divert any of its funds to an individual, other corporation or business entity, except to the Company or to a wholly-owned subsidiary of the Company, it being the intent of this Agreement that the Company and its subsidiaries will apply their full capital and resources to their own corporate business and purposes.

4.6     MERGER AND SUBSIDIARIES.
Except as set forth in 4.6 of the Disclosure Schedule, consolidate or merge with or purchase all or a substantial part of the assets of any other business or sell, lease or otherwise transfer any assets other than in the normal course of its present business or enter into any franchising agreements or create any subsidiaries.

4.7     GUARANTIES.
Guarantee or endorse any obligation of others, except obligations of its subsidiaries as may be appropriate for purposes of their obtaining usual and normal open account and short-term credit of the type normally and necessarily outstanding in the operation of the business, or otherwise assume any contingent liability.

4.8     INDEBTEDNESS.
Incur any indebtedness in addition to that existing or committed at the Closing Date except for usual and normal unsecured open account and short-term credit of the type normally and necessarily outstanding in the operation of the business, other than as provided in Section 4.9.

4.9     ENCUMBRANCES; CONDITIONAL SALES.
Except for those encumbrances and liens disclosed in 4.9 of the Disclosure Schedule, create, incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind on any of its properties now owned or hereafter acquired, nor acquire or agree to acquire property under any conditional sales agreement or title retention contract, nor engage in any sale-and-leaseback transaction.

4.10    ACQUISITION OF FIXED ASSETS.
A summary of all purchases of fixed assets shall be presented to the Lender in conjunction with the monthly financial statements.

4.11    BUSINESS RELOCATION.
Move its corporate or business offices or make any other substantial change in the nature of the Company's business.


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4.12    CHANGE IN CONTROL.
Sell, lease, transfer or dispose of any of the Company's assets outside the ordinary course of business nor transfer any assets necessary for the continuation of the Company's business except as disclosed in 4.12 of the Disclosure Schedule.

4.13    AMEND ARTICLES.
Amend or change its Articles of Incorporation or By-Laws, or violate or breach any provisions thereof.


                                  ARTICLE FIVE

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The Company understands and agrees that all its representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and the Securities.


                                   ARTICLE SIX

                   INVESTMENT REPRESENTATION: REGISTRATION AND

                             TRANSFER OF SECURITIES

6.1     INVESTMENT REPRESENTATION.
Lender represents that it is purchasing the Securities for the purpose of investment and not with a view to or for sale in connection with any distribution. Lender may sell the Securities only pursuant to the provisions of this Agreement and subject to applicable federal and state securities laws.

6.2     LEGEND.
Until the occurrence of one of the events specified in Section 6.11, the certificates representing the Securities shall bear the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE MINNESOTA SECURITIES


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         LAWS, THE SECURITIES LAWS OF ANY OTHER STATE AND/OR THE 1933 ACT.

6.3     TRANSFERS.
Prior to any transfer of the Securities, Lender shall give the Company written notice of its intention to make the transfer, describing briefly the manner of the intended transfer. Promptly after receiving written notice, the Company shall present copies of the notice to counsel acceptable to Lender and the Company. If in the opinion of counsel the proposed transfer may be effected without registration of the Securities, the Company shall promptly notify Lender, and the Securities may be transferred in accordance with the terms of the notice. The Company shall not be required to effect any transfer prior to the receipt of a favorable opinion.

6.4     SIMULTANEOUS REGISTRATION.
If the Company takes action to register any of its securities under the Securities Act of 1933 or its successor ("1933 Act") other than any registration on Form S-4 or S-8 or any similar form that does not allow a registration of the type contemplated hereby, the Company shall give Lender written notice of its intention and use its best efforts to register the Common Stock issued or issuable upon exercise of the Warrant as Lender may specify by written notice to the Company within 20 days after Lender's receipt of the Company's notice. If, however, the offering to which the proposed registration statement relates is to be distributed by or through an underwriter selected by the Company, Lender shall agree either to sell its Common Stock issued or issuable upon exercise of the Warrant through the underwriter on the same terms and conditions as the Company or to withhold such Securities from the market for a period of 120 days (or such period as the underwriter requires) after the effective date of the registration statement. If the underwriter determines that the total number of the Company's securities and other securities proposed to be registered is more than can be accommodated without adversely affecting the offering, then the number of shares of Common Stock and other securities registered pursuant to this Section 6.4 on behalf of the Lender shall be reduced pro rata (by number of shares) to the number of shares offered by the Company such that the aggregate number is acceptable to the underwriter. As used in this Section and Section 6.5, the number of securities shall mean in the case of a convertible Note, the number of shares of Common Stock into which they may be converted. As used in this Article and Article Seven, registration under the 1933 Act shall include offerings made pursuant to the provisions of Regulation A under the 1933 Act.

6.5     SUBSEQUENT ONE-TIME REGISTRATION.
If after the initial registered public offering of any of the Company's securities, Lender requests the registration of its Common Stock issued or issuable upon exercise of the Warrant (other than those times specified in Section 6.4 but on not more than one occasion), the Company shall promptly thereafter (and consistent with the provisions of Section 6.4) use its best efforts to register all the Securities under the 1933 Act and in a manner corresponding to the methods of distribution described in Lender's request. If other of the Company's securities are to be included in any registration, the other securities shall be offered through underwriters selected by Lender, and acceptable to the Company. The Company shall not, however, without Lender's written consent, include under the registration statement or any other registration statement filed within 180 days after the effective date of the registration statement filed under this Section 6.5 any number of the shares of the Company's securities and other securities greater than the number the underwriter determines in its sole discretion will not adversely affect the offering. If the underwriter determines that the total number of Securities and other securities proposed to be registered is more than can be accommodated without adversely affecting the offering, then the number of other securities registered pursuant to this Section 6.5 shall be reduced pro rata (by number of shares) to the number of shares offered such that the aggregate number is acceptable to the underwriter.

6.6     ALTERNATIVE SUBSEQUENT REGISTRATION.
If at any time after 36 months from the Closing the Company has made any registered public offering of any of its securities, Lender requests the Company to register its Securities, other than as provided in Sections 6.4 and 6.5, the Company shall, as expeditiously as possible, and consistent with Sections 6.4 and 6.5, use its best efforts to register those Securities under the 1933 Act, in accordance with the methods of disposition described in the request.
All expenses incurred in effecting any registration under this Section shall be paid by the Company.

6.7     REGISTRATION PROCEDURE.
When the Company is required by the provisions of this Article to use its best efforts to register Common Stock issued or issuable upon exercise of the Warrant under the 1933 Act, the Company shall, as expeditiously as possible:

         6.7.1 Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement (including amendments and supplements) and otherwise comply with the provisions of the 1933 Act with respect to the Securities and use its best efforts to cause the registration statement to become and remain effective for the period, not to exceed 180 days, as may be necessary to effect the sale or other disposition of the Securities covered by the registration statement;

         6.7.2 Before filing the registration statement, or prospectus or amendments or supplements, furnish Lender with copies of all documents proposed to be filed, which shall be subject to the approval of counsel designated by Lender;

         6.7.3 Notify Lender promptly of the time when any registration statement or post effective amendment has become effective or any supplement to any prospectus forming part of any registration statement has been filed;

         6.7.4 Notify Lender promptly of any stop order by the Commission suspending the effectiveness of any registration statement or of the initiation or threat of any proceeding for that purpose, and promptly use its best efforts to prevent the issuance of a stop order and to obtain the withdrawal of any stop order issued;

         6.7.5 Use its best efforts to register or qualify the Securities covered by the registration statement under the securities or Blue Sky Laws of jurisdictions which Lender shall reasonably request and do any and all other acts and things as may be necessary or advisable to enable Lender to consummate the public sale or other disposition of the Securities; and

         6.7.6 Furnish to Lender a signed counterpart, addressed to Lender, of:
         (a) an opinion of counsel for the Company, dated the effective date of the registration statement, and (b) a "comfort" letter signed by the Company's independent public accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of the financial statement, as are customarily covered in opinions in connection with underwritten public offerings of securities.

6.8     COSTS OF REGISTRATION.
The costs and expenses of registration, including legal fees, special audit fees, printing expenses, filing fees and premiums for insurance, if any, incurred by the Company in connection with any registration made pursuant to this Article, shall be borne entirely by the Company.

6.9     INDEMNIFICATION OF LENDER.
In the event of any registration of the Common Stock issued or issuable upon exercise of the Warrant pursuant to this Article, the Company shall indemnify Lender against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement or prospectus as amended or supplemented, or any preliminary prospectus or any offering circular, or caused by any omission to state a material fact required to be stated or necessary to make the statements not misleading in light of the circumstances under which they are made, except insofar as such losses, claims, damages or liabilities of Lender are caused by any untrue statement or omission based upon information furnished in writing to the Company by Lender expressly for use therein.

6.10     INDEMNIFICATION OF THE COMPANY.
The obligations of the Company to register any of the Securities shall be subject to the condition that Lender agrees in writing to indemnify the Company, its officers and directors, against all losses, claims, damages and liabilities caused by any untrue statement or omission based upon information furnished in writing by Lender to the Company expressly for use in a registration statement, prospectus or offering circular.

6.11     TERMINATION OF TRANSFER RESTRICTIONS.
The restrictions imposed by this Article on the transfer of the Securities shall terminate as to any portion of the Securities when:

         6.11.1 Such portion of the Securities shall have been effectively registered under the 1933 Act and sold by Lender in accordance with such registration; or

         6.11.2 Written opinions to the effect that registration is not required under any Federal or State law or regulation of Governmental authority shall have been received from legal counsel for the Company or Lender (and, if from legal counsel for Lender, such opinion is in form and substance satisfactory to the Company). If a favorable opinion is obtained only from Lender's counsel, Lender shall indemnify the Company against all liability or loss it may sustain in connection with the transfer.

Whenever the restrictions imposed by this Article shall terminate as to any Securities, Lender shall be entitled to receive promptly from the Company, without expense to Lender, a new certificate for the Securities, not bearing the restrictive legend set forth in Section 6.2.

6.12    ADDITIONAL REGISTRATION COVENANTS.
So long as any of the Securities remain subject to the restrictions imposed by this Article, the Company shall not without Lender's written consent enter into any agreement or undertaking with any purchaser of the Company's capital stock, Warrant, options or securities convertible into the Company's capital stock to register any of the Securities pursuant to the 1933 Act (except with respect to the warrants, options and convertible securities currently outstanding or the issuance of which is currently contemplated by the Company in each case as described in 2.2 of the Disclosure Schedule, which may contain such an agreement or understanding).

                                  ARTICLE SEVEN

                             PRIVATE, RULE 144 SALES

The Company shall file with the Securities and Exchange Commission on a timely basis all current information regarding the Company as shall be necessary to meet the current public information requirements of Rule 144 under the 1933 Act, and shall otherwise fully cooperate with Lender in the private sale or sale under Rule 144 of any of the Securities. In addition, the Company represents and warrants that the information and documents so filed shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which the statements were made, not misleading, and further agrees to indemnify and hold harmless Lender and each broker, dealer or underwriter (within the meaning of the 1933 Act) acting for it in connection with any offering or sale of Securities from all losses, liabilities and judgments arising out of or resulting from any breach of the foregoing representations or warranty.


                                  ARTICLE EIGHT

                                     DEFAULT

The following acts by the Company shall constitute a default ("Default"):

8.1     FAILURE TO PAY INTEREST OR PRINCIPAL.
If the Company fails to pay any installment of interest or principal due on the Note within 10 days after the due date.

8.2     UNTRUE REPRESENTATION OR WARRANTY.
If any representation or warranty made by the Company to the Lender subsequently proves to have been incomplete or untrue in any material respect as of the Closing Date, or any statement, certificate or data furnished by the Company under this Agreement or its Exhibits proves to have been incomplete or untrue in any respect or misleading under the circumstances in which it was provided as of the date on which the information is stated or certified.

8.3     CONTRACTUAL DEFAULT.
If the Company breaches any part of this Agreement or the Exhibits thereto it shall constitute a Default. The Company acknowledges and agrees that the failure of the Company to comply with the Affirmative and Negative Covenants contained in Articles Three and Four increases the risk to Lender's investment above that contemplated and agreed to by the parties and the Company agrees that any failure to comply with the Affirmative and Negative Covenants is a Default and will be so treated by the Lender.

Provided, the Company shall have 30 days from the date of any Default to cure the Default if there is a reasonable chance the Default can be cured.

8.4     OTHER OBLIGATIONS.
The Company defaults in any of its obligations to any party other than Lender concerning borrowed money.


                                  ARTICLE NINE

                                    REMEDIES

9.1     LEGAL AND EQUITABLE REMEDIES.
Nothing contained in this Agreement is in any way intended by the parties to waive or modify any legal or equitable remedies the parties may have. Where specific remedies or adjustments to the Investment have been set out in this Agreement and Exhibits, whether legal, equitable, contractual or otherwise, they shall be in addition to the legal and/or equitable remedies the parties shall have.

9.2     ACCELERATION.
In the event of any Default, Lender may, by notice in writing to the Company, declare the entire principal amount and accrued interest of any of the Company's debt held by Lender immediately due and payable without presentment, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are waived by the Company. This remedy shall not be exclusive of any other remedy in law or equity.


                                   ARTICLE TEN

                     ADDITIONAL ACTIONS TAKEN BY THE COMPANY

The Company has delivered the following to Lender which are attached as
Exhibits:

10.1    OPINION OF COUNSEL FOR THE COMPANY.
An opinion of counsel for the Company, dated the Closing Date and attached as
Exhibit 10.1.

10.2    CERTIFIED ARTICLES AND CERTIFICATE OF GOOD STANDING.
A copy of the Company's Articles of Incorporation and a Certificate of Good Standing, both certified to by the Secretary of State of the state in which the Company was incorporated and attached as Exhibit 10.2.

10.3    CERTIFIED BY-LAWS.
A true and correct copy of the By-Laws of the Company, certified by the secretary of the Company and attached as Exhibit 10.3.

10.4    GOVERNMENTAL AUTHORIZATIONS.
Consents, permits and authorizations from any governmental agency having jurisdiction over the issuance of the Securities necessary for the Company lawfully to issue the Securities. The permits, consents and authorizations are listed in 10.4 of the Disclosure Schedule.

10.5    CONTRACTS.
All written employment contracts; contracts with any officer, director or stockholder or their relatives; all plans pursuant to which benefits are paid to any employee of the Company; and all material contracts with brokers or others for services; and a brief written description of any such agreements that are not in writing, all of which must be satisfactory to Lender and are attached as
Exhibit 10.5.

10.6    SBA FORMS.
An executed copy of SBA Form 480, SBA Form 652, Debarment certification, and Statement of Qualification. The SBA forms are attached as Exhibit 10.6.

10.7    SECURITY AGREEMENTS.
The Lender shall be in receipt of the necessary UCC forms to perfect their security interests and the mortgage documents necessary to grant the Lender a second mortgage in all of the real property of the Company (the "Mortgages" and the "Deed of Trust"). The documents are attached as Exhibit 10.7.

10.8    INSURANCE CERTIFICATE.
One or more Certificates of Insurance confirming that the Company has in force fire, extended coverage and liability insurance in amounts satisfactory to the Lender with Lender named as loss payee.

                                 ARTICLE ELEVEN

                               GENERAL PROVISIONS

11.1    EXHIBITS.
The attached exhibits are by reference made an integral part of this Agreement:

        Exhibit       Title
        -------------------

        1.1           Promissory Note
        1.2           Security Agreement
        1.3           Intercreditor Agreement
        1.4           Warrant
        2.1           Disclosure Schedule
        2.4           Financial Statements
        2.5           Use of Proceeds
        2.7           Shareholder Information
        2.11          Tax Returns
        2.13          Authorizations of Shareholders and Directors
        3.6.3         Form of Certification
        10.1          Opinion of Counsel
        10.2          Articles of Incorporation and Certificate of Good Standing
        10.3          By-Laws
        10.5          Employment and Consulting Contracts
        10.6          SBA Forms
        10.7          UCC Forms

11.2    APPLICABLE LAW.
This Agreement is to be interpreted in conformity with the Small Business Investment Act of 1958, as amended, and is otherwise governed by the laws of Minnesota. The provisions of this Agreement shall be severable.

11.3    ASSIGNMENT.
This Agreement shall not be assigned by the Company except with the written consent of Lender. Subject to the preceding sentence, the rights and obligations of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

11.4    HEADINGS.
The headings used in this Agreement are intended for informational purposes only and shall not affect its interpretation.

Executed this 10th day of September, 1998.



APPLIANCE RECYCLING CENTERS OF AMERICA, INC.


By:   /s/ Edward R. Cameron
    -----------------------------------
      Edward R. Cameron
      President



MEDALLION CAPITAL, INC.


By:   /s/ Dean R. Pickerell
    -----------------------------------
      Dean R. Pickerell
      Executive Vice President